UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2011

TANGOE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35247	06-1571143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Executive Blvd., Orange, Connecticut	06477
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 859-9300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 19, 2011, Tangoe, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the completion of its acquisition of ProfitLine, Inc. (“ProfitLine”). At that time, the Company stated in the Original Report that it intended to file the required financial statements and pro forma financial information. By this Amendment No. 1 to the Original Report, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01.  Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired

(1)          The audited financial statements of ProfitLine, including ProfitLine’s consolidated balance sheets as of December 31, 2009 and 2010 and the related consolidated statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2009 and 2010, and the notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A.

(2)          The consolidated financial statements of ProfitLine, including ProfitLine’s consolidated balance sheets as of September 30, 2011 (unaudited) and December 31, 2010 (audited) and the related unaudited consolidated statements of operations, stockholders’ deficit and cash flows for the nine months ended September 30, 2010 and 2011, and the notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A.

(b)         Pro Forma Financial Information

(1)          The unaudited pro forma combined financial statements of the Company including a combined balance sheet as of September 30, 2011 and combined statements of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010, and the notes thereto, are filed as Exhibit 99.3 to this Form 8-K/A

(c)          Not applicable.

(d)         Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANGOE, INC.

Date: March 5, 2012	By:	/s/ Albert R. Subbloie, Jr.
Albert R. Subbloie, Jr.
President and Chief Executive Officer

Exhibit Index

Exhibit
No.	Exhibit Description
2.1*

Agreement and Plan of Merger, dated as of December 19, 2011, by and among Tangoe, Inc. (the “Company”), Snow Acquisition Sub, Inc., ProfitLine, Inc. (“ProfitLine”) and Doug Carlisle, solely in his capacity as Stockholder Representative

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Audited financial statements of ProfitLine, including ProfitLine’s consolidated balance sheets as of December 31, 2009 and 2010 and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2009 and 2010, and the notes thereto.

99.2

Consolidated financial statements of ProfitLine, including ProfitLine’s consolidated balance sheets as of September 30, 2011 (unaudited) and December 31, 2010 (audited) and the related unaudited consolidated statements of operations, stockholders’ equity and cash flows for the nine months ended September 30, 2010 and 2011, and the notes thereto.

99.3

Unaudited pro forma combined financial statements of the Company including a combined balance sheet as of September 30, 2011 and combined statements of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010, and the notes thereto.

* Previously filed